
Wash
Landing Strip
Bogard
Bogard
Wash
Prospect
BOGARD 2769
Bogard
Open Pit Mine
H I L L S
Prospects
Copper Mine Tank
Mine Shafts
0803
Prospects
Prospects
Mine Shaft
Magma Well
Durham
SR-79
Durham
D U R H A M
Wash
Suffering
Wash
Mesa Tank
Guzzler
Cadillac
4WD

Surface Management Responsibility - Custom 1:24,000 Scale

UNITED STATES DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT
ARIZONA STATE OFFICE

Map produced by the BLM, Arizona State Office Mapping Sciences Group

Land Status updated as of February 20, 2007

= BLUE COPPER

= RED BEDS

Map created on February 5, 2009


Olsen
Forman
Coronado
Wash
SR-79
Cadillac Tank
Suizo
Park Link Dr.
Wash
Mine Shaft
Wash
Parker
Chief Butte
ROCKY BUTTE 3233
Parker
Canyon
Big Mine
Three Butt
Sampson Well
Borrow Pit
0803
0903
2836
2850
2943
2950 T
3032 T
3092 T

Surface Management Responsibility - Custom 1:24,000 Scale

N
W E
S

UNITED STATES DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT
ARIZONA STATE OFFICE

Map produced by the BLM, Arizona State Office Mapping Sciences Group

Land Status updated as of February 20, 2007

= RED BEDS

= GREEN COPPER

Map created on February 5, 2009

Blue Copper

United States Department of the Interior
Bureau of Land Management
BUSINESS & SUPPORT SVCS DIV
ONE N CENTRAL AVE
PHOENIX, AZ 85004 -2203
Phone: (602) 417-9200

Receipt

No: 1285575

Transaction #: 1329563
Date of Transaction: 05/19/2006

CUSTOMER:	UNITED MINES INC 11924 N CENTAURUS PL ORO VALLEY,AZ 85737

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	9.00	LOCATABLE MINERALS / MINING CLAIMS-NEW,UNADJUD, ONE OR MORE AUTH NOS / NEW MINING CLAIM LOCATION FEE $30 (1993) **CASES:** AMC371978/$30.00, AMC371979/$30.00, AMC371980/$30.00, AMC371981/$30.00, AMC371982/ $30.00, AMC371983/$30.00, AMC371984/$30.00, AMC371985/$30.00, AMC371986/$30.00		- n/a -	270.00
2	9.00	LOCATABLE MINERALS / MINING CLAIMS-NEW,UNADJUD, ONE OR MORE AUTH NOS / NEW MINING CLAIM PROCESSING FEE $15 (1930) **CASES:** AMC371978/$15.00, AMC371979/$15.00, AMC371980/$15.00, AMC371981/$15.00, AMC371982/ $15.00, AMC371983/$15.00, AMC371984/$15.00, AMC371985/$15.00, AMC371986/$15.00		- n/a -	135.00
3	9.00	LOCATABLE MINERALS / MINING CLAIMS-NEW,UNADJUD, ONE OR MORE AUTH NOS / NEW MINING CLM MAINT FEE $125 (1993 **CASES:** AMC371978/$125.00, AMC371979/$125.00, AMC371980/$125.00, AMC371981/$125.00, AMC371982/ $125.00, AMC371983/$125.00, AMC371984/$125.00, AMC371985/$125.00, AMC371986/$125.00		- n/a -	1125.00
				TOTAL:	**$1,530.00**

PAYMENT INFORMATION				
1	AMOUNT:	$1,530.00	POSTMARKED:	N/A
	TYPE:	CHECK	RECEIVED:	05/19/2006
	CHECK NO:	1013		
	NAME:	UNITED MINES INC 11924 N CENTAURUS PL ORO VALLEY AZ 85737		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

after recording return to:
Nicholas Barr
P.O. Box 6688
Apache Junction, AZ 85278

2R

LODE MINING CLAIM LOCATION CERTIFICATE
STATE OF ARIZONA, COUNTY OF PINAL

NOTICE IS HEREBY GIVEN that Nicholas BARR
Whose mailing address is: P. O. Box 6688, Apache Junction, Arizona 85278
having discovered this mineral lode, vein or deposit with the claim hereby located, claims by right of discovery and location all valuable minerals, under and in accordance with the mining laws of the United States and the State of Arizona for mining purposes, 1500 feet in length along this mineral lode, vein or deposit within a width of 300 feet on each side of the location monument at which this Location Notice is posted (600 ft total). The general course of the claim is North - South
THE NAME OF THE CLAIM IS BC # 1
The DATE of LOCATION of this claim is the 10th day of May, 2006.
The location monument lies in the SE 1/4, Sec. 18 T.8 S., R.12 E., G&SRBM
Beginning at the SW corner of the claim, and connecting in a clockwise direction,
Thence 1500 feet, bearing due North to the Northwest corner,
Thence 300 feet, bearing due East to the North end center
Thence 300 feet, bearing due East to the Northeast corner
Thence 1500 feet, bearing Due South to the Southeast corner
Thence 300 feet, bearing due West to the South end center
Thence 300 feet, bearing due West to the Southwest corner, the point of beginning.
The Location Monument lies midway between the two sides, and is 25 feet from the S end and 1475 feet from the N end of this claim. The position of each corner of the claim and type of monument used are shown on the mining claim map to be recorded herewith. The number, position and markings on each corner and end center monument are marked.

The claim is LOCATED in:
SE 1/4, Section 18 ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM, Pinal Co., AZ

The NE corner of this claim is 2050 ft in a West direction, and 1500 ft in a N direction from a monument located at the common corner of Sections 17,18,19 & 20, T 8 S., R.12 E.

Locator: Nicholas Barr
Nicholas Barr (agent)

The undersigned is a citizen of the United States.

Dated: May 10, 2006

(agent for) United Mines Inc.
11924 N. Centaurus Pl. Oro Valley, AZ 85737

MAP OF MINING CLAIM LOCATION

The name of the claim is BC # 1

The NE corner of the claim is 2050 feet in a West direction and 1500 feet in a N direction from a survey monument located at the SW corner of Section 17, T. 8 S., R. 12 E ., G&SRBM

Monuments marking discovery, end centers and corners consist of 2" by 2" by 4 ft. wood posts. Bearing and distance between the corners of the claim are; beginning at the SW corner of the claim, 1500 ft. North to the NW corner, then 600 ft. East to the NE corner, then 1500 ft. South to the SE corner, then 600 ft. West to the point of beginning. 1" = 1000 ft



N
□ Denotes 2"x2"x4' wood post at Location Monument
• Denotes 2"x2"x4' wood posts at corners and end centers
SECTION 18
BC #1
Claims Tied To Survey monument AT SE CORNER
RECEIVED
B.L.M. AZ STATE OFFICE
PHOENIX, AZ

Sections 18, Quarter Sections SE, Range 12 E.,
Township 8 S., G&SR Base Meridian, Pinal County, AZ

Date May 10, 2006, Signature [signature]
Nicholas Barr (agent)

(agent for);United Mines Inc.,
11924 N. Centaurus Pl., Oro Valley, AZ 85737

AMC 371918

after recording return to:
Nicholas Barr
P.O. Box 6688
Apache Junction, AZ 85278

DATE/TIME: 05/19/06 1040
FEE: $13.00
PAGES: 2
FEE NUMBER: 2006-072133

3 R

LODE MINING CLAIM LOCATION CERTIFICATE
STATE OF ARIZONA, COUNTY OF PINAL

NOTICE IS HEREBY GIVEN that Nicholas BARR
Whose mailing address is: P. O. Box 6688, Apache Junction, Arizona 85278
having discovered this mineral lode, vein or deposit with the claim hereby located, claims by right of discovery and location all valuable minerals, under and in accordance with the mining laws of the United States and the State of Arizona for mining purposes, 1500 feet in length along this mineral lode, vein or deposit within a width of 300 feet on each side of the location monument at which this Location Notice is posted (600 ft total). The general course of the claim is North - South
THE NAME OF THE CLAIM IS BC # 2
The DATE of LOCATION of this claim is the 10th day of May, 2006.
The location monument lies in the SE 1/4, Sec. 18 T.8 S., R.12 E., G&SRBM
Beginning at the SW corner of the claim, and connecting in a clockwise direction,
Thence 1500 feet, bearing due North to the Northwest corner,
Thence 300 feet, bearing due East to the North end center
Thence 300 feet, bearing due East to the Northeast corner
Thence 1500 feet, bearing Due South to the Southeast corner
Thence 300 feet, bearing due West to the South end center
Thence 300 feet, bearing due West to the Southwest corner, the point of beginning.
The Location Monument lies midway between the two sides, and is 25 feet from the S end and 1475 feet from the N end of this claim. The position of each corner of the claim and type of monument used are shown on the mining claim map to be recorded herewith. The number, position and markings on each corner and end center monument are marked.

RECEIVED
B.L.M. AZ STATE OFFICE
2006 MAY 19 P 1:08
PHOENIX, AZ

AMC 371979

The claim is LOCATED in:
SE 1/4, Section 18 ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM, Pinal Co., AZ

The NE corner of this claim is 1450 ft in a West direction, and 1500 ft in a N direction from a monument located at the common corner of Sections 17,18,19 & 20, T 8 S., R.12 E.

Locator: [signature]
Nicholas Barr (agent)

The undersigned is a citizen of the United States.

Dated: May 10, 2006 (agent for) United Mines Inc.
11924 N. Centaurus Pl. Oro Valley, AZ 85737

MAP OF MINING CLAIM LOCATION

The name of the claim is BC # 2

The NE corner of the claim is 1450 feet in a West direction and 1500 feet in a North direction from a survey monument located at the SW corner of Section 17, T. 8 S., R. 12 E., G&SRBM Monuments marking discovery, end centers and corners consist of 2" by 2" by 4 ft. wood posts. Bearing and distance between the corners of the claim are; beginning at the SW corner of the claim, 1500 ft. North to the NW corner, then 600 ft. East to the NE corner, then 1500 ft. South to the SE corner, then 600 ft. West to the point of beginning. 1" = 1000 ft


N
□ Denotes 2"x2"x4' wood post at Location Monument
• Denotes 2"x2"x4' wood posts at corners and end centers
SECTION 18
BC #2
Claims Tied To Survey of Section at SE corner
RECEIVED
B.L.M. AZ STATE OFFICE
2006 MAY 19 P 1:08
PHOENIX, AZ

Sections 18, Quarter Sections SE, Range 12 E.,
Township 8 S., G&SR Base Meridian, Pinal County, AZ
Date May 10, 2006, Signature Nicholas Barr
Nicholas Barr (agent)

(agent for);United Mines Inc.,
11924 N. Centaurus Pl., Oro Valley, AZ 85737

AMC 371979

OFFICIAL RECORDS OF
PINAL COUNTY RECORDER
LAURA DEAN-LYTLE

after recording return to:
Nicholas Barr
P.O. Box 6688
Apache Junction, AZ 85278

BR.

DATE/TIME: 05/19/06 1040
FEE: $13.00
PAGES: 2
FEE NUMBER: 2006-072134

LODE MINING CLAIM LOCATION CERTIFICATE
STATE OF ARIZONA, COUNTY OF PINAL

NOTICE IS HEREBY GIVEN that Nicholas BARR
Whose mailing address is: P. O. Box 6688, Apache Junction, Arizona 85278
having discovered this mineral lode, vein or deposit with the claim hereby located, claims by right of discovery and location all valuable minerals, under and in accordance with the mining laws of the United States and the State of Arizona for mining purposes, 1500 feet in length along this mineral lode, vein or deposit within a width of 300 feet on each side of the location monument at which this Location Notice is posted (600 ft total). The general course of the claim is North - South
THE NAME OF THE CLAIM IS BC # 3
The DATE of LOCATION of this claim is the 10th day of May, 2006.
The location monument lies in the NE 1/4, Sec. 19 T.8 S., R.12 E., G&SRBM
Beginning at the SW corner of the claim, and connecting in a clockwise direction,
Thence 1500 feet, bearing due North to the Northwest corner,
Thence 300 feet, bearing due East to the North end center
Thence 300 feet, bearing due East to the Northeast corner
Thence 1500 feet, bearing Due South to the Southeast corner
Thence 300 feet, bearing due West to the South end center
Thence 300 feet, bearing due West to the Southwest corner, the point of beginning.
The Location Monument lies midway between the two sides, and is 25 feet from the N end and 1475 feet from the S end of this claim. The position of each corner of the claim and type of monument used are shown on the mining claim map to be recorded herewith. The number, position and markings on each corner and end center monument are marked.

RECEIVED
B.L.M. AZ STATE OFFICE
2006 MAY 19 P 1:
PHOENIX, AZ

The claim is LOCATED in:
NE 1/4, Section 19 ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM, Pinal Co., AZ

AMC 371980

The NE corner of this claim is 2050 ft in a West direction, and 0 ft in a N direction from a monument located at the common corner of Sections 17,18,19 & 20, T 8 S., R.12 E.

Locator: Nicholas Barr
Nicholas Barr (agent)

The undersigned is a citizen of the United States.

(agent for) United Mines Inc.
11924 N. Centaurus Pl. Oro Valley, AZ 85737

Dated: May 10, 2006

MAP OF MINING CLAIM LOCATION

The name of the claim is BC # 3

The NE corner of the claim is 2050 feet in a West direction and 0 feet in a NORTH direction from a survey monument located at the SW corner of Section 17, T. 8 S., R. 12 E ., G&SRBM Monuments marking discovery, end centers and corners consist of 2" by 2" by 4 ft. wood posts. Bearing and distance between the corners of the claim are; beginning at the SW corner of the claim, 1500 ft. North to the NW corner, then 600 ft. East to the NE corner, then 1500 ft. South to the SE corner, then 600 ft. West to the point of beginning. 1" = 1000 ft



N
□ DENOTES 2"x2"x4' WOOD POST AT LOCATION MONUMENT
• DENOTES 2"x2"x4' WOOD POSTS AT CORNERS AND END CENTERS
BC #3
SECTION 19
AT NE CORNER of SECTION

AMC 371980

Sections 19, Quarter Sections NE, Range 12 E., Township 8 S., G&SR Base Meridian, Pinal County, AZ

Date May 10, 2006, Signature Nicholas Barr

Nicholas Barr (agent)

(agent for);United Mines Inc.,

11924 N. Centaurus Pl., Oro Valley, AZ 85737

after recording return to:
Nicholas Barr
P.O. Box 6688
Apache Junction, AZ 85278

②Ⓡ

DATE/TIME: 05/19/06 1040
FEE: $13.00
PAGES: 2
FEE NUMBER: 2006-072135

LODE MINING CLAIM LOCATION CERTIFICATE
STATE OF ARIZONA, COUNTY OF PINAL

NOTICE IS HEREBY GIVEN that Nicholas BARR
Whose mailing address is: P. O. Box 6688, Apache Junction, Arizona 85278 having discovered this mineral lode, vein or deposit with the claim hereby located, claims by right of discovery and location all valuable minerals, under and in accordance with the mining laws of the United States and the State of Arizona for mining purposes, 1500 feet in length along this mineral lode, vein or deposit within a width of 300 feet on each side of the location monument at which this Location Notice is posted (600 ft total). The general course of the claim is North - South
THE NAME OF THE CLAIM IS BC # 4
The DATE of LOCATION of this claim is the 10th day of May, 2006.
The location monument lies in the NE 1/4, Sec. 19 T.8 S., R.12 E., G&SRBM
Beginning at the SW corner of the claim, and connecting in a clockwise direction,
Thence 1500 feet, bearing due North to the Northwest corner,
Thence 300 feet, bearing due East to the North end center
Thence 300 feet, bearing due East to the Northeast corner
Thence 1500 feet, bearing Due South to the Southeast corner
Thence 300 feet, bearing due West to the South end center
Thence 300 feet, bearing due West to the Southwest corner, the point of beginning.
The Location Monument lies midway between the two sides, and is 25 feet from the N end and 1475 feet from the S end of this claim. The position of each corner of the claim and type of monument used are shown on the mining claim map to be recorded herewith. The number, position and markings on each corner and end center monument are marked.

RECEIVED B.L.M. AZ STATE OFFICE
2006 MAY 19 P
PHOENIX, AZ

The claim is LOCATED in:
NE 1/4, Section 19, T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____, T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____, T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____, T. 8 S., R.12 E., G&SRBM, Pinal Co., AZ

The NE corner of this claim is 1450 ft in a West direction, and 0 ft in a N direction from a monument located at the common corner of Sections 17,18,19 & 20, T 8 S., R.12 E.

Locator: Nicholas Barr
Nicholas Barr (agent)

The undersigned is a citizen of the United States.

(agent for) United Mines Inc.
11924 N. Centaurus Pl. Oro Valley, AZ 85737

Dated: May 10, 2006

AMC 371981

MAP OF MINING CLAIM LOCATION

The name of the claim is BC # 4

The NE corner of the claim is 1450 feet in a West direction and 0 feet in a NORTH direction from a survey monument located at the SW corner of Section 17, T. 8 S., R. 12 E ., G&SRBM Monuments marking discovery, end centers and corners consist of 2" by 2" by 4 ft. wood posts. Bearing and distance between the corners of the claim are; beginning at the SW corner of the claim, 1500 ft. North to the NW corner, then 600 ft. East to the NE corner, then 1500 ft. South to the SE corner, then 600 ft. West to the point of beginning. 1" = 1000 ft


N
□ DENOTES 2"x2"x4' WOOD POST AT LOCATION MONUMENT
• DENOTES 2"x2"x4' WOOD POSTS AT CORNERS AND END CENTERS
BC #4
SECTION 19
CLAIMS TIED TO SURVEY MONUMENT AT NE CORNER of SECTION
2006 MAY 19 P 1:09
B.L.M. AZ STATE OFFICE
PHOENIX, AZ

Sections 19, Quarter Sections NE, Range 12 E., Township 8 S., G&SR Base Meridian, Pinal County, AZ

Date May 10, 2006, Signature [signature]

Nicholas Barr (agent)

(agent for);United Mines Inc.,

11924 N. Centaurus Pl., Oro Valley, AZ 85737

AMC 371981

2R

after recording return to:
Nicholas Barr
P.O. Box 6688
Apache Junction, AZ 85278

LODE MINING CLAIM LOCATION CERTIFICATE
STATE OF ARIZONA, COUNTY OF PINAL

NOTICE IS HEREBY GIVEN that Nicholas BARR
Whose mailing address is: P. O. Box 6688, Apache Junction, Arizona 85278
having discovered this mineral lode, vein or deposit with the claim hereby located, claims by right of discovery and location all valuable minerals, under and in accordance with the mining laws of the United States and the State of Arizona for mining purposes, 1500 feet in length along this mineral lode, vein or deposit within a width of 300 feet on each side of the location monument at which this Location Notice is posted (600 ft total). The general course of the claim is North - South
THE NAME OF THE CLAIM IS BC # 5
The DATE of LOCATION of this claim is the 10th day of May, 2006.
The location monument lies in the NE 1/4, Sec. 19 T.8 S., R.12 E., G&SRBM
Beginning at the SW corner of the claim, and connecting in a clockwise direction,
Thence 1500 feet, bearing due North to the Northwest corner,
Thence 300 feet, bearing due East to the North end center
Thence 300 feet, bearing due East to the Northeast corner
Thence 1500 feet, bearing Due South to the Southeast corner
Thence 300 feet, bearing due West to the South end center
Thence 300 feet, bearing due West to the Southwest corner, the point of beginning.
The Location Monument lies midway between the two sides, and is 25 feet from the N end and 1475 feet from the S end of this claim. The position of each corner of the claim and type of monument used are shown on the mining claim map to be recorded herewith. The number, position and markings on each corner and end center monument are marked.

The claim is LOCATED in:
NE 1/4, Section 19, T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____, T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____, T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____, T. 8 S., R.12 E., G&SRBM, Pinal Co., AZ

The NE corner of this claim is 850 ft in a West direction, and 0 ft in a N direction from a monument located at the common corner of Sections 17,18,19 & 20, T 8 S., R.12 E.

Locator: Nicholas Barr
Nicholas Barr (agent)

The undersigned is a citizen of the United States.

Dated: May 10, 2006 (agent for) United Mines Inc.
11924 N. Centaurus Pl. Oro Valley, AZ 85737

MAP OF MINING CLAIM LOCATION

The name of the claim is BC # 5

The NE corner of the claim is 850 feet in a West direction and 0 feet in a North direction from a survey monument located at the SW corner of Section 17, T. 8 S., R. 12 E ., G&SRBM Monuments marking discovery, end centers and corners consist of 2" by 2" by 4 ft. wood posts. Bearing and distance between the corners of the claim are; beginning at the SW corner of the claim, 1500 ft. North to the NW corner, then 600 ft. East to the NE corner, then 1500 ft. South to the SE corner, then 600 ft. West to the point of beginning. 1" = 1000 ft



N
□ DENOTES 2"x2"x4' WOOD POST AT LOCATION MONUMENT
• DENOTES 2"x2"x4' WOOD POSTS AT CORNERS AND END CENTERS
BC #5
SECTION 19
RECEIVED
B.L.M. AZ STATE OFFICE
2006 MAY 19 P 1:09
PHOENIX, AZ

Sections 19, Quarter Sections NE, Range 12 E., Township 8 S., G&SR Base Meridian, Pinal County, AZ

Date May 10, 2006, Signature [signature]

Nicholas Barr (agent)

(agent for);United Mines Inc.,

11924 N. Centaurus Pl., Oro Valley, AZ 85737

AMG 371982

②R

after recording return to:
Nicholas Barr
P.O. Box 6688
Apache Junction, AZ 85278

DATE/TIME: 05/19/06 1040
FEE: $13.00
PAGES: 2
FEE NUMBER: 2006-072137

LODE MINING CLAIM LOCATION CERTIFICATE
STATE OF ARIZONA, COUNTY OF PINAL

NOTICE IS HEREBY GIVEN that Nicholas BARR
Whose mailing address is: P. O. Box 6688, Apache Junction, Arizona 85278
having discovered this mineral lode, vein or deposit with the claim hereby located, claims by right of discovery and location all valuable minerals, under and in accordance with the mining laws of the United States and the State of Arizona for mining purposes, 1500 feet in length along this mineral lode, vein or deposit within a width of 300 feet on each side of the location monument at which this Location Notice is posted (600 ft total). The general course of the claim is North - South
THE NAME OF THE CLAIM IS BC # 6
The DATE of LOCATION of this claim is the 10th day of May, 2006.
The location monument lies in the NE 1/4, Sec. 19 T.8 S., R.12 E., G&SRBM
Beginning at the SW corner of the claim, and connecting in a clockwise direction,
Thence 1500 feet, bearing due North to the Northwest corner,
Thence 300 feet, bearing due East to the North end center
Thence 300 feet, bearing due East to the Northeast corner
Thence 1500 feet, bearing Due South to the Southeast corner
Thence 300 feet, bearing due West to the South end center
Thence 300 feet, bearing due West to the Southwest corner, the point of beginning.
The Location Monument lies midway between the two sides, and is 25 feet from the N end and 1475 feet from the S end of this claim. The position of each corner of the claim and type of monument used are shown on the mining claim map to be recorded herewith. The number, position and markings on each corner and end center monument are marked.

The claim is LOCATED in:
NE 1/4, Section 19 ,T. 8 S., R.12 E., G&SRBM
1/4, Section ,T. 8 S., R.12 E., G&SRBM
1/4, Section ,T. 8 S., R.12 E., G&SRBM
1/4, Section ,T. 8 S., R.12 E., G&SRBM, Pinal Co., AZ

AMC 371983

The NE corner of this claim is 2050 ft in a West direction, and 1500 ft in a S direction from a monument located at the common corner of Sections 17,18,19 & 20, T 8 S., R.12 E.

Locator: Nicholas Barr
Nicholas Barr (agent)

The undersigned is a citizen of the United States.

Dated: May 10, 2006

(agent for) United Mines Inc.
11924 N. Centaurus Pl. Oro Valley, AZ 85737

OFFICIAL RECORDS OF
PINAL COUNTY RECORDER
LAURA DEAN-LYTLE

DATE/TIME: 05/19/06 1040
FEE: $13.00
PAGES: 2
FEE NUMBER: 2006-072138

(2) R

after recording return to:
Nicholas Barr
P.O. Box 6688
Apache Junction, AZ 85278

LODE MINING CLAIM LOCATION CERTIFICATE
STATE OF ARIZONA, COUNTY OF PINAL

NOTICE IS HEREBY GIVEN that Nicholas BARR
Whose mailing address is: P. O. Box 6688, Apache Junction, Arizona 85278
having discovered this mineral lode, vein or deposit with the claim hereby located, claims by right of discovery and location all valuable minerals, under and in accordance with the mining laws of the United States and the State of Arizona for mining purposes, 1500 feet in length along this mineral lode, vein or deposit within a width of 300 feet on each side of the location monument at which this Location Notice is posted (600 ft total). The general course of the claim is North - South
THE NAME OF THE CLAIM IS BC # 7
The DATE of LOCATION of this claim is the 10th day of May, 2006.
The location monument lies in the NE 1/4, Sec. 19 T.8 S., R.12 E., G&SRBM
Beginning at the SW corner of the claim, and connecting in a clockwise direction
Thence 1500 feet, bearing due North to the Northwest corner,
Thence 300 feet, bearing due East to the North end center
Thence 300 feet, bearing due East to the Northeast corner
Thence 1500 feet, bearing Due South to the Southeast corner
Thence 300 feet, bearing due West to the South end center
Thence 300 feet, bearing due West to the Southwest corner, the point of beginning.
The Location Monument lies midway between the two sides, and is 25 feet from the N end and 1475 feet from the S end of this claim. The position of each corner of the claim and type of monument used are shown on the mining claim map to be recorded herewith. The number, position and markings on each corner and end center monument are marked.

RECEIVED
B.L.M. AZ STATE OFFICE
2006 MAY 19 P 1:0?
PHOENIX, AZ

The claim is LOCATED in:
NE 1/4, Section 19 ,T. 8 S., R.12 E., G&SRBM
_____ 1/4, Section _____ ,T. 8 S., R.12 E., G&SRBM
_____ 1/4, Section _____ ,T. 8 S., R.12 E., G&SRBM
_____ 1/4, Section _____ ,T. 8 S., R.12 E., G&SRBM, Pinal Co., AZ

The NE corner of this claim is 1450 ft in a West direction, and 1500 ft in a S direction from a monument located at the common corner of Sections 17,18,19 & 20, T 8 S., R.12 E.

Locator: Nicholas Barr
Nicholas Barr (agent)

The undersigned is a citizen of the United States.

Dated: May 10, 2006

(agent for) United Mines Inc.
11924 N. Centaurus Pl. Oro Valley, AZ 85737

AMC 371984

MAP OF MINING CLAIM LOCATION

The name of the claim is BC # 7

The NE corner of the claim is 1450 feet in a West direction and 1500 feet in a SOUTH direction from a survey monument located at the SW corner of Section 17, T. 8 S., R. 12 E ., G&SRBM Monuments marking discovery, end centers and corners consist of 2" by 2" by 4 ft. wood posts. Bearing and distance between the corners of the claim are; beginning at the SW corner of the claim, 1500 ft. North to the NW corner, then 600 ft. East to the NE corner, then 1500 ft. South to the SE corner, then 600 ft. West to the point of beginning. 1" = 1000 ft



N
□ DENOTES 2"x2" x4' WOOD POST at LOCATION MONUMENT
• DENOTES 2"x2"x4' WOOD POSTS AT CORNERS AND END CENTERS
BC #7
SECTION 19
CLAIMS TIED TO SURVEY MONUMENT AT NE CORNER of SECTION
RECEIVED
U.L.M. AZ STATE OFFICE
2006 MAY 19
PHOENIX, AZ

AMC 371984

Sections 19, Quarter Sections NE, Range 12 E., Township 8 S., G&SR Base Meridian, Pinal County, AZ

Date May 10, 2006, Signature [signature]

Nicholas Barr (agent)

(agent for);United Mines Inc.,

11924 N. Centaurus Pl., Oro Valley, AZ 85737

OFFICIAL RECORDS OF
PINAL COUNTY RECORDER
LAURA DEAN-LYTLE

DATE/TIME: 05/19/06 1040
FEE: $13.00
PAGES: 2
FEE NUMBER: 2006-072139

2R

after recording return to:
Nicholas Barr
P.O. Box 6688
Apache Junction, AZ 85278

LODE MINING CLAIM LOCATION CERTIFICATE
STATE OF ARIZONA, COUNTY OF PINAL

NOTICE IS HEREBY GIVEN that Nicholas BARR
Whose mailing address is: P. O. Box 6688, Apache Junction, Arizona 85278
having discovered this mineral lode, vein or deposit with the claim hereby located, claims by right of discovery and location all valuable minerals, under and in accordance with the mining laws of the United States and the State of Arizona for mining purposes, 1500 feet in length along this mineral lode, vein or deposit within a width of 300 feet on each side of the location monument at which this Location Notice is posted (600 ft total). The general course of the claim is North - South
THE NAME OF THE CLAIM IS BC # 8
The DATE of LOCATION of this claim is the 10th day of May, 2006.
The location monument lies in the NE 1/4, Sec. 19 T.8 S., R.12 E., G&SRBM
Beginning at the SW corner of the claim, and connecting in a clockwise direction,
Thence 1500 feet, bearing due North to the Northwest corner,
Thence 300 feet, bearing due East to the North end center
Thence 300 feet, bearing due East to the Northeast corner
Thence 1500 feet, bearing Due South to the Southeast corner
Thence 300 feet, bearing due West to the South end center
Thence 300 feet, bearing due West to the Southwest corner, the point of beginning.
The Location Monument lies midway between the two sides, and is 25 feet from the N end and 1475 feet from the S end of this claim. The position of each corner of the claim and type of monument used are shown on the mining claim map to be recorded herewith. The number, position and markings on each corner and end center monument are marked.

RECEIVED
B.L.M. AZ STATE OFFICE
2006 MAY 10 11:10
PHOENIX, AZ

The claim is LOCATED in:

NE 1/4, Section 19 ,T. 8 S., R.12 E., G&SRBM
SE 1/4, Section 19 ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM, Pinal Co., AZ

AMC 371985

The NE corner of this claim is 850 ft in a West direction, and 1500 ft in a S direction from a monument located at the common corner of Sections 17,18,19 & 20, T 8 S., R.12 E.

Locator: Nicholas Barr
Nicholas Barr (agent)

The undersigned is a citizen of the United States.

(agent for) United Mines Inc.
11924 N. Centaurus Pl. Oro Valley, AZ 85737

Dated: May 10, 2006

MAP OF MINING CLAIM LOCATION

The name of the claim is BC # 8

The NE corner of the claim is 850 feet in a West direction and 1500 feet in a SOUTH direction from a survey monument located at the SW corner of Section 17, T. 8 S., R. 12 E ., G&SRBM Monuments marking discovery, end centers and corners consist of 2" by 2" by 4 ft. wood posts. Bearing and distance between the corners of the claim are; beginning at the SW corner of the claim, 1500 ft. North to the NW corner, then 600 ft. East to the NE corner, then 1500 ft. South to the SE corner, then 600 ft. West to the point of beginning. 1" = 1000 ft


N
□ DENOTES 2"x2"x4' WOOD POST AT LOCATION MONUMENT
• DENOTES 2"x2"x4' WOOD POSTS AT CORNERS AND END CENTERS
BC #8
SECTION 19
RECEIVED
B.L.M. AZ STATE OFFICE
2006 MAY 19 P 1:10
PHOENIX, AZ
CLAIMS TIED TO Survey Monument AT NE CORNER of SECTION

Sections 19, Quarter Sections NE, SE, Range 12 E., Township 8 S., G&SR Base Meridian, Pinal County, AZ

Date May 10, 2006, Signature Nicholas Barr

Nicholas Barr (agent)

(agent for);United Mines Inc.,

11924 N. Centaurus Pl., Oro Valley, AZ 85737

AMC 371985

after recording return to:
Nicholas Barr
P.O. Box 6688
Apache Junction, AZ 85278

3R

DATE/TIME: 05/19/06 1040
FEE: $13.00
PAGES: 2
FEE NUMBER: 2006-072140

LODE MINING CLAIM LOCATION CERTIFICATE
STATE OF ARIZONA, COUNTY OF PINAL

NOTICE IS HEREBY GIVEN that Nicholas BARR
Whose mailing address is: P. O. Box 6688, Apache Junction, Arizona 85278
having discovered this mineral lode, vein or deposit with the claim hereby located, claims by right of discovery and location all valuable minerals, under and in accordance with the mining laws of the United States and the State of Arizona for mining purposes, 1500 feet in length along this mineral lode, vein or deposit within a width of 300 feet on each side of the location monument at which this Location Notice is posted (600 ft total). The general course of the claim is North - South
THE NAME OF THE CLAIM IS BC # 9
The DATE of LOCATION of this claim is the 10th day of May, 2006.
The location monument lies in the NE 1/4, Sec. 19 T.8 S., R.12 E., G&SRBM
Beginning at the SW corner of the claim, and connecting in a clockwise direction,
Thence 1500 feet, bearing due North to the Northwest corner,
Thence 300 feet, bearing due East to the North end center
Thence 300 feet, bearing due East to the Northeast corner
Thence 1500 feet, bearing Due South to the Southeast corner
Thence 300 feet, bearing due West to the South end center
Thence 300 feet, bearing due West to the Southwest corner, the point of beginning.
The Location Monument lies midway between the two sides, and is 25 feet from the N end and 1475 feet from the S end of this claim. The position of each corner of the claim and type of monument used are shown on the mining claim map to be recorded herewith. The number, position and markings on each corner and end center monument are marked.

RECEIVED
B.L.M. AZ STATE OFFICE
2006 MAY 19
PHOENIX, AZ

The claim is LOCATED in:
NE 1/4, Section 19 ,T. 8 S., R.12 E., G&SRBM
SE 1/4, Section 19 ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM
____ 1/4, Section ____ ,T. 8 S., R.12 E., G&SRBM, Pinal Co., AZ

The NE corner of this claim is 250 ft in a West direction, and 1500 ft in a S direction from a monument located at the common corner of Sections 17,18,19 & 20, T 8 S., R.12 E.

Locator: Nicholas Barr
Nicholas Barr (agent)

The undersigned is a citizen of the United States.

(agent for) United Mines Inc.
11924 N. Centaurus Pl. Oro Valley, AZ 85737

Dated: May 10, 2006

AMC 371986

MAP OF MINING CLAIM LOCATION

The name of the claim is BC # 9

The NE corner of the claim is 250 feet in a West direction and 1500 feet in a SOUTH direction from a survey monument located at the SW corner of Section 17, T. 8 S., R. 12 E ., G&SRBM

Monuments marking discovery, end centers and corners consist of 2" by 2" by 4 ft. wood posts. Bearing and distance between the corners of the claim are; beginning at the SW corner of the claim, 1500 ft. North to the NW corner, then 600 ft. East to the NE corner, then 1500 ft. South to the SE corner, then 600 ft. West to the point of beginning. 1" = 1000 ft



N
□ DENOTES 2"x2"x4' WOOD POST AT LOCATION MONUMENT
● DENOTES 2"x2"x4' WOOD POSTS AT CORNERS AND END CENTERS
BC #9
SECTION 19
CLAIMS TIED TO SURVEY MONUMENT AT NE CORNER OF SECTION
RECEIVED
2006 MAY 17 P
AZ STATE OFFICE
PHOENIX, AZ

Sections 19, Quarter Sections NE, SE, Range 12 E., Township 8 S., G&SR Base Meridian, Pinal County, AZ

Date May 10, 2006, Signature [signature]

Nicholas Barr (agent)

(agent for);United Mines Inc.,

11924 N. Centaurus Pl., Oro Valley, AZ 85737

AMC 371986

Mail To:
Glenn E Mailen
United Mines Inc
11924 N Centaurus PL
ORO Valley, Az 85737

RECEIVED
B.L.M. AZ STATE OFFICE
2007 MAY 21 P 12:51
PHOENIX, AZ

OFFICIAL RECORDS OF
PINAL COUNTY RECORDER
LAURA DEAN-LYTLE

DATE/TIME: 05/21/07 1103
FEE: $13.00
PAGES: 2
FEE NUMBER: 2007-059476

LOCATION NOTICE FOR LODE MINING CLAIM

NOTICE IS HEREBY GIVEN that the RED BEDS #4 (RB) lode mining claim has been located by Glenn E Mailen, whose current mailing address is 11924 N Centaurus PL. ORO Valley Az 85737.

The general course of this claim is North To South and it is situated in PINAL County, Arizona.

This claim is 1500 feet in length and 600 feet in width. This claim runs from the location monument on which this location notice is posted approximately 1500 feet in a South direction to the South end line and 600 feet in a West direction to the West end line. This claim is marked by six monuments, one at each corner and one at the center of each end line of the claim.

The location monument on which this notice is posted is situated within Section 34, Township 8 S, Range 12 E, Gila Salt River Base and Meridian, Arizona and this claim encompasses portions of the following quarter section (s), section (s), Township (s) and Range (s) SW1/4 of Sec. 34, T8S, R12E. (Pinal County).

Gila Salt River Base and Meridian, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows: NE Corner of this Claim is 600FT in an East direction + 2700 ft in a South direction from the Monument Located @ the NorthEast Corner of Section 33, T8S, R12E

DATED AND POSTED on the ground this 18th day of MAY, 2007.

LOCATOR (s)

Glenn E Mailen for United Mines Inc.

AMC 383106

MAP OF MINING CLAIM LOCATION

The name of the claim is RB # 4

The NE corner of the claim is 600 feet in a East direction and 2700 feet in a South direction from a survey monument located at the NE corner of Section 33, T. 8 S., R. 12 E ., G&SRBM Monuments marking discovery, end centers and corners consist of 2" by 2" by 4 ft. wood posts. Bearing and distance between the corners of the claim are; beginning at the SW corner of the claim, 1500 ft. North to the NW corner, then 600 ft. East to the NE corner, then 1500 ft. South to the SE corner, then 600 ft. West to the point of beginning. 1" = 1000 ft



CLAIMS TIED TO SURVEY MONUMENT LOCATED AT NE CORNER OF SECTION 33 T8S., R.12E.
N
SECTION 33
SECTION 34
RB #4
□ DENOTES 2"x2"x4' WOOD POST AT LOCATION MONUMENT
● DENOTES 2"x2"x4' WOOD POST AT END CENTERS AND CLAIM CORNERS

Sections 34, Quarter Sections SW, Range 12 E., Township 8 S., G&SR Base Meridian, Pinal County, AZ

Date MAY 18th Signature Glenn E. Martin

United Mines Inc.,
1924 N. Centaurus Pl., Oro Valley, AZ 85737

RECEIVED B.L.M. AZ STATE OFFICE 2007 MAY 21 P 2:5 PHOENIX, AZ

AMC 383106

Glenn E Martin
United Mines Inc.
11924 N Centaurus Pl.
ORO Valley Az 85737

OFFICIAL RECORDS OF
PINAL COUNTY RECORDER
LAURA DEAN-LYTLE

DATE/TIME: 05/21/07 1103
FEE: $13.00
PAGES: 2
FEE NUMBER: 2007-059477

RECEIVED
B.L.M. AZ STATE OFFICE
2007 MAY 21 P 12:51
PHOENIX, AZ

LOCATION NOTICE FOR LODE MINING CLAIM

NOTICE IS HEREBY GIVEN that the RED BEDS #3 (RB) lode mining claim has been located by Glenn E Martin, whose current mailing address is 11924 N Centaurus Pl. ORO Valley Az 85737.

The general course of this claim is North To South and it is situated in PINAL County, Arizona.

This claim is 1500 feet in length and 600 feet in width. This claim runs from the location monument on which this location notice is posted approximately 1500 feet in a South direction to the South end line and 600 feet in a West direction to the West end line. This claim is marked by six monuments, one at each corner and one at the center of each end line of the claim.

The location monument on which this notice is posted is situated within Section 34, Township 8 S, Range 12 E, Gila Salt River Base and Meridian, Arizona and this claim encompasses portions of the following quarter section (s), section (s), Township (s) and Range (s) NW1/4 Sec 34, T8S, R12E.

Gila Salt River Base and Meridian, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows: NE Corner of this claim is 600 FT in an Eastern direction + 1200 ft in a South direction from the Monument @ Northeast Corner of Sec 33, T8S, R12E.

DATED AND POSTED on the ground this 18th day of MAY, 2007.

LOCATOR (s)

Glenn E Martin for United Mines Inc.

AMC 383105

MAP OF MINING CLAIM LOCATION

The name of the claim is RB # 3

The NE corner of the claim is 600 feet in a East direction and 1200 feet in a South direction from a survey monument located at the NE corner of Section 33, T. 8 S., R. 12 E., G&SRBM Monuments marking discovery, end centers and corners consist of 2" by 2" by 4 ft. wood posts. Bearing and distance between the corners of the claim are; beginning at the SW corner of the claim, 1500 ft. North to the NW corner, then 600 ft. East to the NE corner, then 1500 ft. South to the SE corner, then 600 ft. West to the point of beginning. 1" = 1000 ft



CLAIMS TIED TO SURVEY MONUMENT LOCATED AT NE CORNER OF SECTION 33 T8S, R.12E.
N
RB #3
SECTION 33
SECTION 34
□ DENOTES 2"x2"x4' WOOD POST AT LOCATION MONUMENT
● DENOTES 2"x2"x4' WOOD POST AT END CENTERS AND CLAIM CORNERS

Sections 34, Quarter Sections NW, Range 12 E., Township 8 S., G&SR Base Meridian. Pinal County, AZ

Date MAY 18th 2007 Signature Glenn E Martin

United Mines Inc.,
5924 N. Centaurus Pl., Oro Valley, AZ 85737

Mail To:
Glenn E Marten
United Mines Inc
11924 N Centaurus Pl.
ORO Valley Az 85737

2R

RECEIVED
B.L.M. AZ STATE OFFICE
2007 MAY 21 P 12:51
PHOENIX, AZ

OFFICIAL RECORDS OF
PINAL COUNTY RECORDER
LAURA DEAN-LYTLE

DATE/TIME: 05/21/07 1103
FEE: $13.00
PAGES: 2
FEE NUMBER: 2007-059478

LOCATION NOTICE FOR LODE MINING CLAIM

NOTICE IS HEREBY GIVEN that the RED BED #2 (RB) lode mining claim has been located by Glenn E Marten, whose current mailing address is 11924 N Centaurus Pl. ORO Valley Az 85737.

The general course of this claim is North To South and it is situated in PINAL County, Arizona.

This claim is 1500 feet in length and 600 feet in width. This claim runs from the location monument on which this location notice is posted approximately 1500 feet in a South direction to the South end line and 600 feet in a West direction to the West end line. This claim is marked by six monuments, one at each corner and one at the center of each end line of the claim.

The location monument on which this notice is posted is situated within Section 33, Township 8 S, Range 12 E, Gila Salt River Base and Meridian, Arizona and this claim encompasses portions of the following quarter section (s), section (s), Township (s) and Range (s) SE 1/4 Section 33 T8S R12E.

Gila Salt River Base and Meridian, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows: NE Corner is -0- ft in a West Direction and 2700' in a South direction from the monument located @ the Northeast Corner of Section 33, T8S, R12E.

DATED AND POSTED on the ground this 18th day of MAY, 2007.

LOCATOR (s)

Glenn E Marten for United Mines Inc

AMC 383104

MAP OF MINING CLAIM LOCATION

The name of the claim is RB # 2

The NE corner of the claim is 0 feet in a East direction and 2700 feet in a South direction from a survey monument located at the NE corner of Section 33, T. 8 S., R. 12 E ., G&SRBM Monuments marking discovery, end centers and corners consist of 2" by 2" by 4 ft. wood posts. Bearing and distance between the corners of the claim are; beginning at the SW corner of the claim, 1500 ft. North to the NW corner, then 600 ft. East to the NE corner, then 1500 ft. South to the SE corner, then 600 ft. West to the point of beginning. 1" = 1000 ft



Claims tied to survey monument located at NE corner of Section 33 T8S., R.12E.
N
SECTION 33
SECTION 34
RB # 2
□ Denotes 2"x2"x4' wood post at location monument
● Denotes 2"x2"x4' wood post at end centers and claim corners

Sections 33, Quarter Sections SE, Range 12 E.,
Township 8 S., G&SR Base Meridian Pinal County, AZ
Date May 18th 2007 Signature [signature]

Mail To:
Glenn E Martin
United Mines Inc.
11924 N Centaurus Pl.
ORO Valley Az 85737

OFFICIAL RECORDS OF
PINAL COUNTY RECORDER
LAURA DEAN-LYTLE

DATE/TIME: 05/21/07 1103
FEE: $13.00
PAGES: 2
FEE NUMBER: 2007-059479

RECEIVED
B.L.M. AZ STATE OFFICE
2007 MAY 21 P 12:51
PHOENIX, AZ

LOCATION NOTICE FOR LODE MINING CLAIM

NOTICE IS HEREBY GIVEN that the RED BED #1 (RB) lode mining claim has been located by Glenn E. MARTIN, whose current mailing address is 11924 N. Centaurus Pl, ORO Valley Az 85737

The general course of this claim is NORTH To South and it is situated in PINAL County, Arizona.

This claim is 1500 feet in length and 600 feet in width. This claim runs from the location monument on which this location notice is posted approximately 1500 feet in a Southern direction to the South end line and 600 feet in a Western direction to the West end line. This claim is marked by six monuments, one at each corner and one at the center of each end line of the claim.

The location monument on which this notice is posted is situated within Section 33, Township 8 S, Range 12 E, Gila Salt River Base and Meridian, Arizona and this claim encompasses portions of the following quarter section (s), section (s), Township (s) and Range (s) NE 1/4, Sec 33, T8S, R12E,

Gila Salt River Base and Meridian, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows: the NE Corner of this claim is 0-ft in a west direction + 1200 FT in a South direction from the monument located at the North east corner Sec 33, T8S, R12E

DATED AND POSTED on the ground this 18th day of MAY, 2007.

LOCATOR (s)

Glenn E Martin for United Mines Inc.

AMC 383101

MAP OF MINING CLAIM LOCATION

The name of the claim is RB # 1

The NE corner of the claim is 0 feet in a East direction and 1200 feet in a South direction from a survey monument located at the NE corner of Section 33, T. 8 S., R. 12 E., G&SRBM

Monuments marking discovery, end centers and corners consist of 2" by 2" by 4 ft. wood posts. Bearing and distance between the corners of the claim are; beginning at the SW corner of the claim, 1500 ft. North to the NW corner, then 600 ft. East to the NE corner, then 1500 ft. South to the SE corner, then 600 ft. West to the point of beginning. 1" = 1000 ft



CLAIMS TIED TO SURVEY MONUMENT LOCATED AT NE CORNER OF SECTION 33 T8S., R.12E.
N
RB #1
SECTION 33
SECTION 34
□ DENOTES 2"x2"x4' WOOD POST AT LOCATION MONUMENT
● DENOTES 2'x2'x4' WOOD POST AT END CENTERS AND CLAIM CORNERS
33 | 34

Sections 33, Quarter Sections NE, Range 12 E.,

Township 8 S., G&SR Base Meridian, Pinal County, AZ

Date MAY 18th 2007 Signature [signature]

PHOENIX, AZ

2007 MAY 21 P 12:51

B.L.M. AZ STATE OFFICE

RECEIVED

United Mines Inc.

11924 N Centaurus PL

ORO Valley Az 85737

AMC 383103

$\circledcirc$ 6.00 1341-511 822137

HC 248943

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the Green Copper #5 (G.C. #5) lode mining claim has been located by Glynn Burkhardt, whose address is 9100 Indian Hills Rd., Tucson, Arizona 85749. The general course of this claim is East to West and it is situated in the Owl Head Mining District, Pinal County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Easterly direction to the East end line and 1500 feet in a Westerly direction to the West end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 15, T. 9S, R. 12E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

NE 1/4, SE 1/4, Sec. 15, T9S, R12E, Pinal Co.,

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

The N.E. cor. is 1080' South of the East 1/4 cor., of Sec. 15 - G.C. #5 Abuts & Parallels N-S Sec. Line

DATED AND POSTED on the ground this 2nd day of January, 19 86.

LOCATOR:

[signatures]
Burkhardt

MAR 10 1986

1341-512

CLAIM MAP

A MC 248943

Lode (X)
Placer ( )



N-S Sec. Line
Green Copper #1
600'
1500'
Green Copper #2
600'
1500'
Sec. 15
1/4 Corner Sec 14
Green Copper #3
600'
1500'
1080'
Green Copper #4
600'
1500'
Green Copper #5
600'
1500'
N

Scale: 1" = 1,000'

1. The above map depicts the Green Copper #1 thru #5 mining claims which is located in Section(s) 15, Township(s) 9S, Range(s) 12E, G&SRM, Pinal County, Arizona.

2. Type of corner and location monuments used are as follows: 2"x2" Posts on all Corners & Centers

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.